SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2003

SWIFT TRANSPORTATION CO., INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona      85043

(Address of Principal Executive Offices)         (Zip Code)

(602) 269-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

99.1 Press Release dated April 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     References to “we,” “our” and “us” in this Current Report on Form 8-K refer to Swift Transportation Co., Inc. and its consolidated subsidiaries.

     On April 29, 2003, we announced in a press release information concerning our first quarter results for the quarterly period ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2003

SWIFT TRANSPORTATION CO., INC.

/s/ Gary Enzor

By: Gary Enzor Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release